Exhibit 99.3

Reported Consolidated Results
ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2018	December 31, 2017
Assets
Current assets:
Cash and cash equivalents	$651,058	$352,095
Short-term investments	903,867	410,444
Accounts receivable, net	66,083	54,396
Inventory	162,829	—
Mortgage loans held for sale	35,409
Prepaid expenses and other current assets	61,067	24,590
Restricted cash	12,385	—
Total current assets	1,892,698	841,525
Contract cost assets	45,819	—
Property and equipment, net	135,172	112,271
Goodwill	1,984,907	1,931,076
Intangible assets, net	215,904	319,711
Other assets	16,616	25,934
Total assets	$4,291,116	$3,230,517
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$7,471	$3,587
Accrued expenses and other current liabilities	63,101	61,373
Accrued compensation and benefits	31,388	19,109
Revolving credit facility	116,700	—
Warehouse lines of credit	33,018	—
Deferred revenue	34,080	31,918
Deferred rent, current portion	1,740	2,400
Total current liabilities	287,498	118,387
Deferred rent, net of current portion	19,945	21,330
Long-term debt	699,020	385,416
Deferred tax liabilities and other long-term liabilities	17,474	44,561
Total liabilities	1,023,937	569,694
Shareholders’ equity:
Preferred stock	—	—
Class A common stock	6	6
Class B common stock	1	1
Class C capital stock	14	13
Additional paid-in capital	3,939,842	3,254,146
Accumulated other comprehensive loss	(905)	(1,100)
Accumulated deficit	(671,779)	(592,243)
Total shareholders’ equity	3,267,179	2,660,823
Total liabilities and shareholders’ equity	$4,291,116	$3,230,517

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Revenue:
IMT	$323,988	$282,330	$1,281,189	$1,076,794
Homes	41,347	—	52,365	—
Total revenue	365,335	282,330	1,333,554	1,076,794
Cost of revenue (exclusive of amortization) (1)(2):
IMT	28,498	22,559	104,330	85,203
Homes	38,974	—	49,260	—
Total cost of revenue	67,472	22,559	153,590	85,203
Sales and marketing (2)	138,869	103,935	552,621	448,201
Technology and development (2)	111,195	85,187	410,818	319,985
General and administrative (2)	74,758	57,778	262,153	210,816
Impairment costs	69,000	174,000	79,000	174,000
Acquisition-related costs	268	97	2,332	463
Integration costs	1,492	—	2,015	—
Total costs and expenses	463,054	443,556	1,462,529	1,238,668
Loss from operations	(97,719)	(161,226)	(128,975)	(161,874)
Other income	5,962	1,415	19,270	5,385
Interest expense	(14,327)	(6,991)	(41,255)	(27,517)
Loss before income taxes	(106,084)	(166,802)	(150,960)	(184,006)
Income tax benefit (expense)	8,402	89,627	31,102	89,586
Net loss	$(97,682)	$(77,175)	$(119,858)	$(94,420)
Net loss per share — basic and diluted	$(0.48)	$(0.41)	$(0.61)	$(0.51)
Weighted-average shares outstanding — basic and diluted	203,561	189,439	197,944	186,453
____________________ (1) Amortization of website development costs and intangible assets included in technology and development	$17,575	$24,392	$79,309	$94,349
(2) Includes share-based compensation expense as follows:
Cost of revenue	$947	$942	$4,127	$3,884
Sales and marketing	5,529	5,041	22,942	22,735
Technology and development	15,753	10,609	56,673	39,938
General and administrative	15,489	12,817	65,342	47,014
Total	$37,718	$29,409	$149,084	$113,571
Other Financial Data:
Adjusted EBITDA (3)	$32,357	$70,859	$200,832	$236,315
(3) Adjusted EBITDA is a non-GAAP financial measure; it is not calculated or presented in accordance with U.S. generally accepted accounting principles, or GAAP. See Exhibit 99.1 for more information regarding our presentation of Adjusted EBITDA and for a reconciliation of Adjusted EBITDA to net loss, the most directly comparable GAAP financial measure, for each of the periods presented.

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31,
	2018	2017
Operating activities
Net loss	$(119,858)	$(94,420)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	99,391	110,155
Share-based compensation expense	149,084	113,571
Amortization of contract cost assets	36,013	—
Amortization of discount and issuance costs on 2023 and 2021 Notes	26,672	18,012
Impairment costs	79,000	174,000
Deferred income taxes	(31,102)	(89,586)
Loss on disposal of property and equipment	3,617	5,678
Bad debt expense	869	7,349
Deferred rent	(2,045)	7,085
Amortization (accretion) of bond premium (discount)	(4,313)	431
Changes in operating assets and liabilities:
Accounts receivable	(12,556)	(21,203)
Inventory	(162,829)	—
Mortgage loans held for sale	(1,161)	—
Prepaid expenses and other assets	(34,068)	10,807
Contract cost assets	(41,510)	—
Accounts payable	1,311	(373)
Accrued expenses and other current liabilities	1,920	19,000
Accrued compensation and benefits	11,291	(4,948)
Deferred revenue	2,162	2,633
Other long-term liabilities	1,962	—
Net cash provided by operating activities	3,850	258,191
Investing activities
Proceeds from maturities of investments	399,228	259,227
Purchases of investments	(901,761)	(407,032)
Proceeds from sales of investments	13,567	—
Purchases of property and equipment	(66,054)	(66,728)
Purchases of intangible assets	(12,481)	(11,907)
Purchase of equity investment	—	(10,000)
Proceeds from divestiture of a business	—	579
Cash paid for acquisition, net	(55,138)	(11,533)
Net cash used in investing activities	(622,639)	(247,394)
Financing activities
Proceeds from issuance of 2023 and 2021 Notes, net of issuance costs	364,020	—
Premiums paid for Capped Call Confirmations	(29,414)	—
Proceeds from issuance of Class C Capital Stock, net of issuance costs	360,345	—
Proceeds from borrowing on revolving credit facility	116,700	—
Proceeds from borrowing on warehouse lines of credit	482	—
Proceeds from exercise of stock options	120,074	98,071
Value of equity awards withheld for tax liability	(70)	(365)
Cash paid for contingent merger consideration	(2,000)	—
Net cash provided by financing activities	930,137	97,706
Net increase in cash, cash equivalents and restricted cash during period	311,348	108,503
Cash, cash equivalents and restricted cash at beginning of period	352,095	243,592
Cash, cash equivalents and restricted cash at end of period	$663,443	$352,095
Supplemental disclosures of cash flow information
Cash paid for interest	$15,473	$9,198
Noncash transactions:
Capitalized share-based compensation	$8,590	$11,236
Write-off of fully depreciated property and equipment	$22,364	$15,004
Write-off of fully amortized intangible assets	$12,999	$5,473

Non-GAAP Net Income per Share
Our presentation of non-GAAP net income per share excludes the impact of share-based compensation expense, impairment costs, acquisition-related costs and income taxes. This measure is not a key metric used by our management and board of directors to measure operating performance or otherwise manage the business. However, we provide non-GAAP net income per share as supplemental information to investors, as we believe the exclusion of share-based compensation expense, impairment costs, acquisition-related costs and income taxes facilitates investors’ operating performance comparisons on a period-to-period basis. You should not consider non-GAAP net income per share in isolation or as a substitute for analysis of our results as reported under GAAP.

The following table sets forth a reconciliation of net income, adjusted, to net loss, as reported on a GAAP basis, and the calculation of non-GAAP net income per share - basic and diluted, for each of the periods presented (in thousands, except per share data, unaudited):

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Net loss, as reported	$(97,682)	$(77,175)	$(119,858)	$(94,420)
Share-based compensation expense	37,718	29,409	149,084	113,571
Impairment costs	69,000	174,000	79,000	174,000
Acquisition-related costs	268	97	2,332	463
Income tax benefit	(8,204)	(89,627)	(31,102)	(89,586)
Net income, adjusted	$1,100	$36,704	$79,456	$104,028
Non-GAAP net income per share — basic	$0.01	$0.19	$0.40	$0.56
Non-GAAP net income per share — diluted	$0.01	$0.19	$0.39	$0.53
Weighted-average shares outstanding — basic	203,561	189,439	197,944	186,453
Weighted-average shares outstanding — diluted	207,271	197,442	206,067	194,837

Non-GAAP net income per share - diluted for the periods presented is calculated using weighted-average shares outstanding - diluted, which includes potential shares of Class A common stock and Class C capital stock because their effect would have been dilutive. The potential shares of Class A common stock and Class C capital stock were excluded from the calculation of GAAP loss per share for the periods presented because their effect would have been antidilutive as a result of the GAAP net loss incurred in such periods. The following table reconciles the denominators used in the basic and diluted non-GAAP net income per share calculations (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Denominator for basic calculation	203,561	189,439	197,944	186,453
Effect of dilutive securities:
Option awards	3,370	6,468	6,967	7,332
Unvested restricted stock units	340	1,100	1,156	1,052
Class A common stock issuable upon conversion of the 2020 Notes	—	435	—	—
Denominator for dilutive calculation	207,271	197,442	206,067	194,837

Segment Results of Operations
The following tables present our segment results for the periods presented (in thousands, unaudited):

	Three Months Ended December 31, 2018			Three Months Ended December 31, 2017
	IMT	Homes	Consolidated	IMT	Homes	Consolidated
Revenue	$323,988	$41,347	$365,335	$282,330	$—	$282,330
Costs and expenses:
Cost of revenue	28,498	38,974	67,472	22,559	—	22,559
Sales and marketing	128,513	10,356	138,869	103,935	—	103,935
Technology and development	102,556	8,639	111,195	85,187	—	85,187
General and administrative	65,970	8,788	74,758	57,778	—	57,778
Impairment costs	69,000	—	69,000	174,000	—	174,000
Acquisition-related costs	268	—	268	97	—	97
Integration costs	1,492	—	1,492	—	—	—
Total costs and expenses	396,297	66,757	463,054	443,556	—	443,556
Loss from operations	(72,309)	(25,410)	(97,719)	(161,226)	—	(161,226)
Other income	5,962	—	5,962	1,415	—	1,415
Interest expense	(12,582)	(1,745)	(14,327)	(6,991)	—	(6,991)
Loss before income taxes	$(78,929)	$(27,155)	$(106,084)	$(166,802)	$—	$(166,802)

	Year Ended December 31, 2018			Year Ended December 31, 2017
	IMT	Homes	Consolidated	IMT	Homes	Consolidated
Revenue	$1,281,189	$52,365	$1,333,554	$1,076,794	$—	$1,076,794
Costs and expenses:
Cost of revenue	104,330	49,260	153,590	85,203	—	85,203
Sales and marketing	534,038	18,583	552,621	448,201	—	448,201
Technology and development	389,539	21,279	410,818	319,985	—	319,985
General and administrative	238,727	23,426	262,153	210,816	—	210,816
Impairment costs	79,000	—	79,000	174,000	—	174,000
Acquisition-related costs	2,332	—	2,332	463	—	463
Integration costs	2,015	—	2,015	—	—	—
Total costs and expenses	1,349,981	112,548	1,462,529	1,238,668	—	1,238,668
Loss from operations	(68,792)	(60,183)	(128,975)	(161,874)	—	(161,874)
Other income	19,270	—	19,270	5,385	—	5,385
Interest expense	(39,078)	(2,177)	(41,255)	(27,517)	—	(27,517)
Loss before income taxes	$(88,600)	$(62,360)	$(150,960)	$(184,006)	$—	$(184,006)

Key Metrics
The following table sets forth our key metrics for each of the periods presented:

	Three Months Ended December 31,		2017 to 2018 % Change
	2018	2017
	(in millions)
Average Monthly Unique Users (1)	157.2	151.6	4%
Visits (2)	1,607.8	1,435.6	12%

(1)	Zillow, StreetEasy, HotPads, Naked Apartments and RealEstate.com measure unique users with Google Analytics, and Trulia measures unique users with Adobe Analytics.

(2)
Visits includes visits to the Zillow, Trulia, StreetEasy and RealEstate.com mobile apps and websites. We measure Zillow, StreetEasy and RealEstate.com visits with Google Analytics and Trulia visits with Adobe Analytics.

Non-GAAP Return on Homes Sold After Interest
To provide investors with additional information regarding our Homes segment financial results, this Exhibit includes a calculation of Return on Homes Sold After Interest, which is a non-GAAP financial measure. We have provided a reconciliation of Return on Homes Sold After Interest to the most directly comparable GAAP financial measure, which is net loss before income taxes for the Homes segment.
We believe that Return on Homes Sold After Interest is a useful financial measure to investors in evaluating the performance of a subset of our assets, as it measures the return generated by Zillow specifically on homes sold during a given period. We also present this measure on a per home basis so investors are able to evaluate unit profitability across periods notwithstanding variability in the number of homes sold during each period. This measure also assists Homes segment management in making strategic decisions regarding home offer pricing and other operational decisions.
We calculate Return on Homes Sold After Interest in total and on a per home basis as revenue associated with homes sold during the period less direct costs attributable to those homes. Specifically, direct costs include, with respect to each home sold during the period (1) home acquisition and renovation costs, which in turn include certain labor costs directly associated with these activities; (2) holding and selling costs; and (3) interest costs incurred.
Included in direct holding and interest expense amounts for the three months ended December 31, 2018 are holding and interest costs recorded as period expenses in prior periods associated with homes sold in the current period, which are not calculated in accordance with, or an alternative for, GAAP and should not be considered in isolation or as a substitute for results reported under GAAP. Excluded from certain of these direct cost amounts are costs recorded in the current period related to homes that remain in inventory at the end of the period, as shown in the tables below. We make these period adjustments because we believe presenting Return on Homes Sold After Interest in this manner provides a focused view on a subset of our assets - homes sold during the period - and reflecting costs associated with those homes sold from the time we acquire to the time we sell the home, which may be useful to investors.
Return on Homes Sold After Interest is intended to illustrate the performance of homes sold during the period and is not intended to be a segment or company performance metric. Return on Homes Sold After Interest is a supplemental measure of operating performance for a subset of assets and has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Return on Homes Sold After Interest does not reflect capital expenditure requirements for such replacements or for new capital expenditure requirements;

•	Return on Homes Sold After Interest does not consider the potentially dilutive impact of share-based compensation;

•	Return on Homes Sold After Interest does not include period costs that were not eligible for inventory capitalization associated with homes held in inventory at the end of the period;

•
Return on Homes Sold After Interest does not reflect indirect expenses included in cost of revenue, sales and marketing, technology and development, or general and administrative expenses, some of which are recurring cash expenditures necessary to operate the business; and

•	Return on Homes Sold After Interest does not reflect income taxes.

Because of these limitations, you should consider Return on Homes Sold After Interest alongside other financial performance measures, including various cash flow metrics, net loss before income taxes and our other GAAP results.
On a GAAP basis, per home loss before income taxes was $192,586 for the three months ended December 31, 2018 and $352,317 for the year ended December 31, 2018.
The following table presents the Return on Homes Sold After Interest for the period presented (in thousands, except per home amounts, unaudited):

	Three Months Ended December 31, 2018
	Total	Per Home
Homes sold	141
Homes revenue	$41,347	$293,241
Operating costs:
Home acquisition costs (1)	37,243	264,134
Renovation costs (1)	1,286	9,121
Holding costs (1)(2)	365	2,589
Selling costs	1,839	13,043
Total operating costs	40,733	288,887
Interest expense (1)(2)	371	2,631
Return on Homes Sold After Interest	$243	$1,723
(1) Amount excludes expenses incurred during the period that are not related to homes sold during the period.
(2) Holding costs and interest expense include $0.1 million and $0.3 million, respectively, of costs incurred in prior quarters associated with homes sold in the fourth quarter of 2018.

Reconciliation of Non-GAAP Measure to Nearest GAAP Measure:	Three Months Ended December 31, 2018
Loss before income taxes	$(27,155)
Homes sold	141
Per home loss before income taxes	$(192,586)

Loss before income taxes	$(27,155)
Depreciation and amortization	625
Share-based compensation expense	4,784
Costs incurred in prior periods associated with homes sold in the current period (1)	(437)
Costs incurred in current period related to homes not sold in current period (2)	2,765
Indirect expenses included in cost of revenue (3)	56
Indirect marketing and advertising costs included in sales and marketing (4)	6,970
Indirect costs included in technology and development expense (5)	6,691
Indirect costs included in general and administrative expense (6)	5,944
Return on Homes Sold After Interest	$243
Homes sold	141
Per home Return on Homes Sold After Interest	$1,723
(1) Amount represents costs incurred in prior periods associated with homes sold in the current period that were not eligible for inventory capitalization and were therefore expensed as period costs.
(2) Amount represents costs ineligible for inventory capitalization that were expensed as period costs in the three months ended December 31, 2018 associated with homes that remain in inventory as of December 31, 2018.
(3) Includes allocated segment costs that were recorded to cost of revenue within the Homes segment during the three months ended December 31, 2018.
(4) Includes marketing and advertising expenses incurred in the three months ended December 31, 2018 not directly related to purchasing, renovating and selling homes.
(5) Includes technology and development expenses incurred in the three months ended December 31, 2018 not directly related to purchasing, renovating and selling homes.
(6) Includes general and administration expenses incurred in the three months ended December 31, 2018 not directly related to purchasing, renovating and selling homes.

The following table presents the Return on Homes Sold After Interest for the period presented (in thousands, except per home amounts, unaudited):

	Year Ended December 31, 2018
	Total	Per Home
Homes sold	177
Homes revenue	$52,365	$295,847
Operating costs:
Home acquisition costs (1)	47,143	266,345
Renovation costs (1)	1,566	8,847
Holding costs (1)	446	2,520
Selling costs	2,347	13,260
Total operating costs	51,502	290,972
Interest expense (1)	423	2,389
Return on Homes Sold After Interest	$440	$2,486
(1) Amount excludes expenses incurred during the period that are not related to homes sold during the period.

Reconciliation of Non-GAAP Measure to Nearest GAAP Measure:	Year Ended December 31, 2018
Loss before income taxes	$(62,360)
Homes sold	177
Per home loss before income taxes	$(352,317)

Loss before income taxes	$(62,360)
Depreciation and amortization	1,350
Share-based compensation expense	13,728
Costs incurred in current period related to homes not sold in current period (1)	3,518
Indirect expenses included in cost of revenue (2)	229
Indirect marketing and advertising costs included in sales and marketing (3)	12,992
Indirect costs included in technology and development expense (4)	16,287
Indirect costs included in general and administrative expense (5)	14,696
Return on Homes Sold After Interest	$440
Homes sold	177
Per home Return on Homes Sold After Interest	$2,486
(1) Amount represents costs ineligible for inventory capitalization and expensed as period costs during the year ended December 31, 2018 associated with homes that remain in inventory as of December 31, 2018.
(2) Includes allocated segment costs which were recorded to cost of revenue within the Homes segment during the year ended December 31, 2018.
(3) Includes marketing and advertising expenses incurred during the year ended December 31, 2018 not directly related to purchasing, renovating and selling homes.
(4) Includes technology and development expenses incurred during the year ended December 31, 2018 not directly related to purchasing, renovating and selling homes.
(5) Includes general and administration expenses incurred during the year ended December 31, 2018 not directly related to purchasing, renovating and selling homes.

Select Historical Segment Data
Beginning with the Quarterly Report on Form 10-Q for the quarterly period ending March 31, 2019, Zillow Group expects to report financial results for three reportable segments: the IMT segment, the Homes segment and the Mortgages segment. The IMT segment will include the financial results for the Premier Agent, Rentals and new construction marketplaces, as well as dotloop, display and other advertising and business software solutions. The Homes segment will include the financial results from Zillow Group’s buying and selling of homes directly. The Mortgages segment will include the financial results for advertising sold to mortgage lenders and other mortgage professionals, mortgage originations through MLOA and the sale of mortgages on the secondary market, as well as Mortech mortgage software solutions.
For the purpose of providing comparisons to our 2019 outlook, the following table sets forth historical revenue and Adjusted EBITDA assuming we had three reportable segments for each of the periods presented (in thousands, unaudited):

	Three Months Ended March 31, 2018	Year Ended December 31, 2018
Revenue:
IMT Segment:
Premier Agent	$213,732	$898,332
Rentals	29,063	134,587
Other	38,061	168,224
Total IMT segment revenue	280,856	1,201,143
Homes segment	—	52,365
Mortgages segment	19,023	80,046
Total revenue	$299,879	$1,333,554
Adjusted EBITDA (1):
IMT segment	$46,683	$240,026
Homes segment	(3,513)	(48,461)
Mortgages segment	3,140	9,267
Total Adjusted EBITDA	$46,310	$200,832
(1) See Exhibit 99.1 for more information regarding our presentation of Adjusted EBITDA. See below for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure, which is net loss on a consolidated basis and loss before income taxes for each segment, for each of the periods presented.

For the purpose of providing comparisons to our 2019 outlook, the following table sets forth a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure, which is net loss on a consolidated basis and loss before income taxes for each segment assuming we had three reportable segments, for each of the periods presented (in thousands, unaudited):

	Three Months Ended March 31, 2018				Year Ended December 31, 2018
	IMT	Homes	Mortgages	Consolidated	IMT	Homes	Mortgages	Consolidated
Reconciliation of Adjusted EBITDA to Net Loss and Loss Before Income Taxes:
Net loss (1)	N/A	N/A	N/A	$(18,591)	N/A	N/A	N/A	$(119,858)
Income tax (benefit) expense	N/A	N/A	N/A	2,600	N/A	N/A	N/A	(31,102)
Loss before income taxes	$(11,243)	$(4,390)	$(358)	$(15,991)	$(77,558)	$(59,691)	$(13,711)	$(150,960)
Other income	(2,446)	—	—	(2,446)	(19,026)	—	(244)	(19,270)
Depreciation and amortization expense	25,465	59	1,382	26,906	91,232	1,323	6,836	99,391
Share-based compensation expense	27,807	818	2,116	30,741	131,404	7,731	9,949	149,084
Impairment costs	—	—	—	—	75,000	—	4,000	79,000
Acquisition-related costs	27	—	—	27	27	—	2,305	2,332
Interest expense	7,073	—	—	7,073	38,946	2,177	132	41,255
Adjusted EBITDA	$46,683	$(3,513)	$3,140	$46,310	$240,025	$(48,460)	$9,267	$200,832
(1) We use loss before income taxes as our profitability measure in making operating decisions and assessing the performance of our segments, therefore, net loss is calculated and presented only on a consolidated basis within our financial statements.